UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2020
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of this Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of  the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⌧
If an emerging growth company, indicate by check mark if the registrant has elected not to use the  extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 26, 2020, Telos Corporation (the “Company”) held a special meeting of common stockholders (the “Special Meeting”). Two proposals were submitted to the holders of the Company’s Class A Common Stock and Class B Common Stock for their approval, which are described in detail in the Company’s Notice of Special Meeting of Common Stockholders. The final results of voting for each matter submitted to a vote of the stockholders at the Special Meeting were as follows:

1.           The holders of the Company’s Class A and Class B Common Stock voted to approve the Second Articles of Amendment and Restatement (the “Amended Charter”). The proposal received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the Special Meeting. The final results of voting regarding this proposal were as follows:

For	Against	Abstain
34,012,068	0	0

2. The holders of the Company’s Class A and Class B Common Stock voted to approve Amendment No. 1 to the 2016 Omnibus Long-Term Incentive Plan. The proposal received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the Special Meeting. The final results of voting regarding this proposal were as follows:

For	Against	Abstain
34,012,068	0	0

On October 27, 2020, the Company obtained consent from the record holders holding at least a majority of the issued and outstanding shares of the Company’s 12% Cumulative Exchangeable Redeemable Preferred Stock (the “Exchangeable Preferred Stock”) to approve the amendment and restatement of certain of the terms of the Exchangeable Preferred Stock, which will be reflected in the Amended Charter. The Company received the following responses from the record holders of the Exchangeable Preferred Stock regarding this matter:

For	Against	Abstain
1,892,991	80,060	55

A copy of the press release announcing the results of the Special Meeting and the consent obtained from the record holders of the Exchangeable Preferred Stock is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1 Press Release, dated October 27, 2020

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telos Corporation

By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer

Date: October 27, 2020